Exhibit 99.1

AMENDMENT TO THE RIGHTS AGREEMENT

AMENDMENT, dated as of May 30, 2006 (this “Amendment”) to the Rights Agreement, dated as of October 1, 1998 (the “Rights Agreement”), between Engelhard Corporation, a Delaware corporation (the “Company”), and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.), a New Jersey limited liability company (the “Rights Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Rights Agreement.

WHEREAS, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the Rights (as defined therein);

WHEREAS, the Company desires to amend the Rights Agreement in accordance with Section 27 of the Rights Agreement;

WHEREAS, the Company proposes to enter into the Agreement and Plan of Merger, dated as of May 30, 2006 (the “Merger Agreement”), among BASF Aktiengesellschaft, a stock corporation organized under the laws of the Federal Republic of Germany (“Parent”), Iron Acquisition Corporation, a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and the Company; and

WHEREAS, the Board of Directors of the Company deems it advisable to amend the Rights Agreement to enable the Company to enter into the Merger Agreement and consummate the transactions contemplated thereby without causing the Rights to become exercisable.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and in the Rights Agreement, the parties hereby agree as follows:

1.  Amendments to Rights Agreement. The Rights Agreement is hereby amended as follows:

(a)  The definition of “Acquiring Person” in Section 1(a) of the Rights Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything in this Agreement to the contrary, neither Parent nor Merger Sub shall be deemed an Acquiring Person solely by reason or as a result of (A) the execution and delivery of the Merger Agreement, (B) the public announcement or the commencement of the Offer or (C) the purchase of shares of Voting Stock and the consummation of the Offer and Merger or any of the other transactions pursuant to and in accordance with the Merger Agreement.”

(b)  The definition of “Shares Acquisition Date” in Section 1(nn) of the Rights Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything in this Agreement to the contrary, a Shares Acquisition Date shall be deemed not to have occurred solely as a result of (A) the execution and delivery of the Merger Agreement, (B) the public announcement or the commencement of the Offer or (C) the purchase of shares of Voting Stock and the consummation of the Offer and Merger or any of the other transactions pursuant to and in accordance with the Merger Agreement.”

(c)  The following definitions are added to Section 1 of the Rights Agreement and the definitions following such added definitions shall be deemed to be reordered accordingly:

“(w) ‘Merger’ shall mean the merger of Merger Sub with and into the Company in accordance with the terms and conditions of the Merger Agreement.”

“(x) ‘Merger Agreement’ shall mean the Agreement and Plan of Merger, dated as of May 30, 2006, among Parent, Merger Sub, and the Company.”

“(y) ‘Merger Sub’ shall mean Iron Acquisition Corporation.”

“(dd) ‘Offer’ shall mean the tender offer commenced by Merger Sub to purchase all of the issued and outstanding shares of Common Stock, including the associated Rights, for a price of $39.00 per share of Common Stock, subject to applicable withholding taxes, net to the seller in cash, and on the terms and subject to the conditions set forth in the Merger Agreement and the Amended and Restated Offer to Purchase, dated May 9, 2006, as amended or supplemented from time to time.”

“(ff) ‘Parent’ shall mean BASF Aktiengesellschaft.”

(d)  Section 3(a) of the Rights Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything in this Agreement to the contrary, a Distribution Date shall be deemed not to have occurred solely as the result of (A) the execution and delivery of the Merger Agreement, (B) the public announcement or the commencement of the Offer or (C) the purchase of shares of Voting Stock and the consummation of the Offer and Merger or any of the other transactions pursuant to and in accordance with the Merger Agreement.”

(e)  Section 7(a) shall be amended in its entirety to read as follows:

“Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly and properly executed, to the Rights Agent at the designated office of the Rights Agent, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of shares of Preferred Stock (or shares of Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on October 1, 2008 (the ‘Final Expiration Date’), (ii) the time at which the Rights are exchanged as provided in Section 24, (iii) the time at which the Rights are redeemed as provided in Section 23 or (iv) the acceptance for payment of, and the payment for, all shares of Common Stock tendered pursuant to the Offer (such earliest date being herein referred to as the ‘Expiration Date’).”

(f)  Section 11(a)(ii) of the Rights Agreement is amended to add the following at the end thereof immediately prior to the period:

“; provided, however, that, notwithstanding anything in this Agreement to the contrary, a Section 11(a)(ii) Event shall be deemed not to have occurred solely as a result of (x) the execution and delivery of the Merger Agreement, (y) the public announcement or the commencement of the Offer or (z) the purchase of shares of Voting Stock and the consummation of the Offer and Merger or any of the other transactions pursuant to and in accordance with the Merger Agreement.”

(g)  Section 13(a) of the Rights Agreement is amended to add the following at the end thereof immediately prior to the period:

“; provided, however, that, notwithstanding anything in this Agreement to the contrary, a Section 13 Event shall be deemed not to have occurred solely as a result of (x) the execution and delivery of the Merger Agreement, (y) the public announcement or the commencement of the Offer or (z) the purchase of shares of Voting Stock and the consummation of the Offer and Merger or any of the other transactions pursuant to and in accordance with the Merger Agreement.”

(h)  Section 23 of the Rights Agreement is hereby amended by adding clause (d) as follows:

“Immediately following the acceptance for payment of, and the payment for, all shares of Common Stock tendered pursuant to the Offer, by virtue of such action and without any other action on the part of the Company or any holder thereof, all Rights issued and outstanding immediately prior to the acceptance for payment of, and the payment for, all shares of Common Stock tendered pursuant to the Offer shall cease to be outstanding and shall be canceled and retired.”

(i) The address for the Rights Agent under Section 26 is amended in its entirety to the following:

Mellon Investor Services LLC
Newport Office Center VII
480 Washington Blvd.
Jersey City, New Jersey 07310
Attention: Client Relationship Executive

2.  Interpretation. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

3.  Effectiveness. This Amendment shall be deemed effective as of the date first written above. Except as expressly amended herein, all other terms and conditions of the Rights Agreement shall remain in full force and effect.

4.  Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes of this Amendment shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

5.  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

ENGELHARD CORPORATION
By: __/s/ Michael A. Sperduto_____
Name:  Michael A. Sperduto
Title:    Vice President and Chief Financial Officer

MELLON INVESTOR SERVICES LLC
By: __/s/ Deborah Bass__________
Name:  Deborah Bass
Title:    Client Relationship Executive